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                                                                    EXHIBIT 10.3

                                AMENDMENT No. 11

                                       to

                       AMETEK RETIREMENT AND SAVINGS PLAN

              WHEREAS, there was adopted and made effective as of October 1, 1984, the AMETEK Retirement and Savings Plan (the "Plan"); and

              WHEREAS, the Plan was amended and restated in its entirety, effective January 1, 1997; and

              WHEREAS, Section 10.1 of the Plan provides that AMETEK, Inc. ("AMETEK") may amend the Plan at any time, and from time to time; and

              WHEREAS, AMETEK now desires to amend the Plan in certain respects;

              NOW, THEREFORE, the Plan is hereby amended as follows:

              FIRST: Section 6.4(b) of the Plan is amended to read in its entirety as follows:

              "(b) Retirement Participants. A Retirement Participant or Former Retirement Participant who has terminated his employment on or after his Normal Retirement Age or because he was Disabled shall be entitled to receive a distribution or a direct transfer to another plan of the value of his Accounts as soon as administratively practicable."

              SECOND: Section 6.4(c) of the Plan is amended to read in its entirety as follows:

              "(c) Terminated Participants. Upon a Participant's or a Retirement Participant's termination of employment with the Employer, either voluntarily or involuntarily, prior to his Normal Retirement Age (other than by reason of his death or Disability), he shall be entitled to receive a distribution or a direct transfer to another plan of the value of his Accounts, pursuant to Section 6.1; as soon as administratively practicable after returning a completed benefit distribution form to the Committee provided, however that his Accounts must be distributed no later than his Mandatory Distribution Date as determined under Section 6.5.
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              Until benefits are distributed, a Participant's or a Retirement
         Participant's Accounts shall be held and invested in accordance with
         Section 9.2 pursuant to the instructions of the Former Participant or Former Retirement Participant."

              SECOND: The provisions of this Amendment No. 11 shall be effective as of May 1, 2000.

              IN WITNESS WHEREOF, AMETEK has caused these presents to be executed, in its corporate name, by its duly authorized officer on this 18th day of May, 2000.


                                                 AMETEK, Inc.

                                                 By: /s/ Donna F. Winquist
                                                     ---------------------------

Attest:


/s/ Kathryn E. Londra
---------------------------



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